Accounts receivable	6 Months Ended
Mar. 31, 2020
Accounts receivable
Accounts receivable

Note 3 — Accounts receivable

Accounts receivable consisted of the following:

	March 31,	September 30,
	2020	2019
	(Unaudited)
Accounts receivable - third parties	$9,026,526	$13,824,937
Accounts receivable - related party	8,582	2,654
Accounts receivable	$9,035,108	$13,827,591

No allowance for doubtful accounts was deemed necessary for the six months ended March 31, 2020 and 2019. The Company's accounts receivable primarily includes balance due from customers when the Company's products are sold and delivered to customers. For the Company's net account receivable balance as of March 31, 2020, approximately 98.73% or $8.92 million has been subsequently collected and the Company expects to collect the remaining balance by December 31, 2020.